UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 25, 2017

ULURU Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-49670	41-2118656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4452 Beltway Drive
Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(214) 905-5145
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Following receipt of approval of the stockholders of ULURU Inc. (the “Company”) as described in Item 5.07 of the Current Report on Form 8-K, on July 26, 2017, the Company executed and filed with the Nevada Secretary of State a Certificate of Amendment (the “Amendment”) to the Restated Articles of Incorporation, as amended, increasing the number of shares of authorized capital stock to 750,020,000 shares, of which 750,000,000 shares are Common Stock, $0.001 par value, and 20,000 shares are Preferred Stock, $0.001 par value.

As a result of the increase to the authorized shares of Common Stock effected by the Amendment, the 1,250 outstanding shares of Series B Convertible Preferred Stock automatically converted into an aggregate of 125,000,000 shares of Common Stock.  There are no longer any shares of Series B Convertible Preferred Stock outstanding.

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 25, 2017, the Company held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”).  The total number of shares entitled to vote at the Annual Meeting was 201,349,431, of which 174,933,176, or 86.9%, were represented either in person or by proxy and, therefore, a quorum was present.  The proposals submitted to a vote of the stockholders at the Annual Meeting are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 15, 2017.

The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1.	Election of Directors.

By the votes reflected below, the following nominees were elected to the Company’s Board of Directors to hold office for the term expiring at the 2018 Annual Meeting of Stockholders or until their successors are elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Vaidehi Shah	160,564,069	7,826,112	6,542,995
Anish Shah	160,564,069	7,826,112	6,542,995
Arindam Bose	160,564,102	7,826,079	6,542,995
Bradley J. Sacks	160,564,441	7,825,740	6,542,995
Oksana Tiedt	160,564,102	7,826,079	6,542,995

Proposal 2.	Ratify the appointment of Montgomery Coscia Greilich LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
164,807,392	68,980	10,056,804	Not applicable

Proposal 3.	Approve a resolution amending the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 200 million shares to 750 million shares.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
163,535,888	10,378,357	1,018,931	Not applicable

Proposal 4.
Approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, executive compensation tables, and accompanying narrative discussions contained in our 2017 Proxy Statement.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
160,474,748	7,681,476	233,957	6,542,995

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Restated Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULURU Inc.

Date: July 27, 2017	By:	/s/ Terrance K. Wallberg
Terrance K. Wallberg
Vice President and Chief Financial Officer